Oil and Natural Gas Property Transactions	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Oil and Natural Gas Property Transactions	Oil and Natural Gas Property Transactions
WildHorse Acquisition
On February 1, 2019, we acquired WildHorse Resource Development Corporation (“WildHorse”), an oil and gas company with operations in the Eagle Ford Shale and Austin Chalk formations in southeast Texas for approximately 3.6 million Reverse Stock Split adjusted shares of our common stock and $381 million in cash. We funded the cash portion of the consideration through borrowings under the Chesapeake revolving credit facility. In connection with the closing, we acquired all of WildHorse’s debt. See Note 5 for additional information on the acquired debt.
Purchase Price Allocation
We have accounted for the acquisition of WildHorse and its corresponding merger (the “Merger”) with and into our wholly owned subsidiary, Brazos Valley Longhorn, L.L.C. (“Brazos Valley Longhorn” or “BVL”), as a business combination, using the acquisition method. The following table represents the final allocation of the total purchase price of WildHorse to the identifiable assets acquired and the liabilities assumed based on the fair values as of the acquisition date.

Purchase Price Allocation
($ in millions)
Consideration:
Cash	$381
Fair value of Chesapeake’s common stock issued in the Merger (a)	2,037
Total consideration	$2,418

Fair Value of Liabilities Assumed:
Current liabilities	$166
Long-term debt	1,379
Deferred tax liabilities	314
Other long-term liabilities	36
Amounts attributable to liabilities assumed	$1,895

Fair Value of Assets Acquired:
Cash and cash equivalents	$28
Other current assets	128
Proved oil and natural gas properties	3,264
Unproved properties	756
Other property and equipment	77
Other long-term assets	60
Amounts attributable to assets acquired	$4,313

Total identifiable net assets	$2,418
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(a)    Based on 3.6 million Reverse Stock Split adjusted Chesapeake common shares issued at closing at $568 per share (closing price as of February 1, 2019).
The fair values of assets acquired and liabilities assumed were based on the following key inputs:
 Oil and Natural Gas Properties
 For the acquisition of WildHorse, we applied applicable guidance, under which an acquirer should recognize the identifiable assets acquired and the liabilities assumed on the acquisition date at fair value. The fair value estimate of proved and unproved oil and natural gas properties as of the acquisition date was based on estimated oil and natural gas reserves and related future net cash flows discounted using a weighted average cost of capital, including estimates of future production rates and future development costs. We utilized a combination of the NYMEX strip pricing and consensus pricing to value the reserves. Our estimates of commodity prices for purposes of determining discounted cash flows ranged from a 2019 price of $56.33 per barrel of oil increasing to a 2023 price of $61.17 per barrel of oil. Similarly, natural gas prices ranged from a 2019 price of $2.82 per mmbtu then increasing to a 2023 price of $3.00 per mmbtu. Both oil and natural gas commodity prices were held flat after 2023 and adjusted for inflation. We then applied various discount rates depending on the classification of reserves and other risk characteristics. Management utilized the assistance of a third-party valuation expert to estimate the value of the oil and natural gas properties acquired. Additionally, the estimated fair value estimate of proved and unproved oil and natural gas properties was corroborated by utilizing the market approach which considers recent comparable transactions for similar assets.
 The inputs used to value oil and natural gas properties require significant judgment and estimates made by management and represent Level 3 inputs.
 Financial Instruments and Other
 The fair value measurements of long-term debt were estimated based on a market approach using estimates provided by an independent investment data services firm and represent Level 2 inputs.
Deferred Income Taxes
For federal income tax purposes, the WildHorse acquisition qualified as a tax-free merger, as a result, we acquired carryover tax basis in WildHorse’s assets and liabilities. Deferred tax liabilities and assets were recorded for differences between the purchase price allocated to the assets acquired and liabilities assumed based on the fair value and the carryover tax basis. See Note 10 for further discussion of deferred income taxes.
WildHorse Revenues and Expenses Subsequent to Acquisition
We included in our consolidated statements of operations revenues of $752 million, direct operating expenses of $810 million, including depreciation, depletion and amortization, and other expense of $83 million related to the WildHorse business for the period from February 1, 2019 to December 31, 2019.
Pro Forma Financial Information
The following unaudited pro forma financial information for the years ended December 31, 2019 and 2018, respectively, is based on our historical consolidated financial statements adjusted to reflect as if the WildHorse acquisition had occurred on January 1, 2018. The information below reflects pro forma adjustments based on available information and certain assumptions that we believe are reasonable, including adjustments to conform the classification of expenses in WildHorse’s statements of operations to our classification for similar expenses and the estimated tax impact of pro forma adjustments.

	Years Ended December 31,
	2019	2018
	($ in millions except per share data)
Revenues	$8,587	$11,211
Net income (loss) available to common stockholders	$(431)	$195
Earnings (loss) per common share:
Basic(a)	$(51.77)	$42.89
Diluted(a)	$(51.77)	$42.89
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(a)    All per share information has been retroactively adjusted to reflect a 1-for-200 (1:200) reverse stock split effective April 14, 2020. See Note 26 for additional information.
This unaudited pro forma information has been derived from historical information. The unaudited pro forma financial information is not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of the periods presented, nor is it necessarily indicative of future results.
2019 Transactions
In 2019, we received proceeds of approximately $130 million, net of post-closing adjustments, and recognized a gain of approximately $46 million, primarily for the sale of non-core oil and natural gas properties.
2018 Transactions
We sold all of our approximately 1,500,000 gross (900,000 net) acres in Ohio, of which approximately 320,000 net acres are prospective for the Utica Shale with approximately 920 producing wells, along with related property and equipment for net proceeds of $1.868 billion to Encino, with additional contingent payments to us of up to $100 million comprised of $50 million in consideration in each case if, on or prior to December 31, 2019, there is a period of twenty (20) trading days out of a period of thirty (30) consecutive trading days where (i) the average of the NYMEX natural gas strip prices for the months comprising the year 2022 equals or exceeds $3.00/mmbtu as calculated pursuant to the purchase agreement, and (ii) the average of the NYMEX natural gas strip prices for the months comprising the year 2023 equals or exceeds $3.25/mmbtu as calculated pursuant to the purchase agreement. We recognized a loss of approximately $273 million associated with the transaction.
In 2018, we sold portions of our acreage, producing properties and other related property and equipment in the Mid-Continent, including our Mississippian Lime assets, for approximately $491 million, subject to certain customary closing adjustments. Included in the sales were approximately 238,500 net acres and interests in approximately 3,200 wells. We recognized a gain of approximately $12 million associated with the transactions. Also, in 2018, we received proceeds of approximately $37 million subject to customary closing adjustments, for the sale of other oil and natural gas properties covering various operating areas.
2017 Transactions
We sold portions of our acreage and producing properties in our Haynesville Shale operating area in northern Louisiana for approximately $915 million, subject to certain customary closing adjustments, and recognized a gain of approximately $326 million. Included in the sales were approximately 119,500 net acres and interests in 576 wells that were producing approximately 80 mmcf of gas per day at the time of closing. Also, in 2017, we received proceeds of approximately $350 million, net of post-closing adjustments, for the sale of other oil and natural gas properties covering various operating areas.